UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2004

ARDENT HEALTH SERVICES LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-110117 (Commission File Number)	62-1862223 (IRS Employer Identification No.)

One Burton Hills Boulevard, Suite 250, Nashville, TN (Address of principal executive offices)		37215 (Zip Code)
Registrant’s telephone number, including area code: (615) 296-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.2 FOREWORD TO FINANCIAL STATEMENTS
EX-99.3 AUDITED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.4 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On August 12, 2004, Ardent Health Services LLC (“Ardent”) filed a Current Report on Form 8-K (the “Hillcrest Form 8-K”) reporting that Ardent Health Services, Inc. and related affiliates, all of which are owned by Ardent, completed the acquisition of substantially all of the operating assets of Hillcrest HealthCare System, an Oklahoma not-for-profit corporation (“Hillcrest”). This Form 8-K/A amends the Hillcrest Form 8-K to include the required audited consolidated financial statements of Hillcrest HealthCare System and Affiliates as of June 30, 2004 and 2003, and for the three years ended June 30, 2004, 2003 and 2002. This Form 8-K/A also includes the unaudited pro forma condensed consolidated statement of operations of Ardent, giving effect to the acquisition as if it had occurred on January 1, 2004.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The required audited consolidated financial statements of Hillcrest HealthCare System and Affiliates as of June 30, 2004 and 2003, and for the three years ended June 30, 2004, 2003 and 2002, are filed herewith as exhibit 99.3.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statement of operations of Ardent, giving effect to the acquisition as if it had occurred on January 1, 2004, are filed herewith as Exhibit 99.4.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued by Ardent Health Services LLC on August 13, 2004 (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated August 20, 2004)

99.2	Foreword to audited consolidated financial statements and unaudited pro forma condensed consolidated statement of operations

99.3	Audited consolidated financial statements of Hillcrest HealthCare System and Affiliates as of June 30, 2004 and 2003, and for the years ended June 30, 2004, 2003 and 2002, with independent auditors’ report thereon

99.4	Unaudited pro forma condensed consolidated statement of operations of Ardent Health Services LLC for the year ended December 31, 2004

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDENT HEALTH SERVICES LLC
	By:	/s/ R. Dirk Allison
		Name:	R. Dirk Allison
Date: September 27, 2005		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
     The following is a list of the exhibits filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press release issued by Ardent Health Services LLC on August 13, 2004 (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated August 20, 2004)

99.2	Foreword to audited consolidated financial statements and unaudited pro forma condensed consolidated statement of operations

99.3	Audited consolidated financial statements of Hillcrest HealthCare System and Affiliates as of June 30, 2004 and 2003, and for the years ended June 30, 2004, 2003 and 2002, with independent auditors’ report thereon

99.4	Unaudited pro forma condensed consolidated statement of operations of Ardent Health Services LLC for the year ended December 31, 2004